                             AMENDMENT NO. 1 TO THE
                      HOLLYWOOD ENTERTAINMENT CORPORATION
                            STOCK PURCHASE AGREEMENT

     THIS AMENDMENT NO. 1 (the "AMENDMENT") to the HOLLYWOOD ENTERTAINMENT CORPORATION STOCK PURCHASE AGREEMENT dated as of July 30, 1998 (the "PURCHASE AGREEMENT"), by and among Hollywood Entertainment Corporation, an Oregon corporation (the "COMPANY"), and the parties set forth on Exhibit A thereto, is made as of September 3, 1998. A copy of the Purchase Agreement is attached hereto as ATTACHMENT 1.

                                      RECITALS

     WHEREAS, the Company and the undersigned parties hereto desire to amend the Purchase Agreement as provided herein;
     NOW, THEREFORE, IT IS AGREED THAT:

     1. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement, other than as set forth in Section 4 below.

     2. Section 1.1 of the Purchase Agreement shall be amended and restated in its entirety as follows:

           "Section 1.1   SALE OF THE STOCK.  Subject to the terms and
conditions hereof, at the Closing (as defined below), the Company will issue and sell to each Purchaser, and each Purchaser will purchase, in the respective amounts set forth on Exhibit A, an aggregate of 5,000,000 shares of Common Stock ("Common Stock") and Series A Redeemable Preferred Stock (as described in Exhibit A to that certain Agreement and Plan of Merger and Reorganization among the Company, R Acquisition, Inc. and Reel.com, Inc. dated as of July 30, 1998, as amended (the "Merger Agreement")) ("Redeemable Preferred") from the Company (the Common Stock and Redeemable Preferred shall be referred to, collectively, as the "Stock"), at a purchase price per share of $13.50 under this Agreement for an aggregate purchase price of $67,500,000.00."

     3. Section 3.2 of the Purchase Agreement shall be amended and restated in its entirety as follows:

           "Section 3.2   VALID ISSUANCE OF STOCK; COMPLIANCE WITH SECURITIES
LAWS. The Stock, when issued and paid for in accordance with this Agreement will be duly authorized, validly issued, fully paid and non-assessable and issued in compliance with all applicable federal and state securities laws. As of the Closing, the Common Stock issuable upon conversion of the Redeemable Preferred has been duly and validly reserved for issuance and, upon issuance in accordance with the rights, preferences and privileges attached to the Redeemable Preferred, will be validly issued, fully paid and nonassessable."

     4. The following shall be added as Section 6.15 of the Purchase Agreement and all capitalized terms used in this Section 6.15 and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Merger Agreement:

           "6.15     CONTINUITY OF INTEREST.  The parties hereto acknowledge
and agree that the relative amounts of Redeemable Preferred and Common Stock included as Stock to be purchased hereunder and issued as Merger Consideration under the Merger Agreement shall be adjusted in accordance with the provisions of this Section 6.15 (and Section 6.10 of the Merger Agreement) in order to ensure satisfaction of the continuity of interest requirement for status of the Merger as a "reorganization" under Section 368(a) of the Code:

                (a) If the closing price of the Common Stock on the NNM for the day preceding the Closing Date under the Merger Agreement (the "Closing Date Stock Value") is equal to or more than $13.50 per share, then (i) the number of shares of Common Stock issued under the Merger Agreement will be increased to 4,000,000, (ii) the number of shares of Common Stock issued under this Agreement shall be reduced by the amount of the increase under clause (i), (iii) the number of shares of Redeemable Preferred issued under the Merger Agreement will be reduced by the amount of the increase under clause (i) and (iv) a number of shares of Redeemable Preferred equal to the amount of the increase under clause (i) shall be issued under this Agreement, on a pro rata basis among the Purchasers.

                (b) If the Closing Date Stock Value is less than $13.50 per share, then the number of shares of Common Stock issued under the Merger Agreement shall be further increased (with corresponding adjustments in the manner provided under subsection (a) to the number of shares of Common Stock and Redeemable Preferred issued under the Merger Agreement and this Agreement) to the extent necessary to cause, if possible, the number of shares of Common Stock issued under the Merger Agreement multiplied by the Closing Date Stock Value to equal or exceed 50% of the value of the aggregate consideration issued under the Merger Agreement (valuing any Redeemable Preferred issued thereunder at $16.20 per share solely for purposes of this
Section 6.15)."

     5. DEFINITION OF STOCK IN SECTION 4.5 OF PURCHASE AGREEMENT. The term "Stock" as used in Section 4.5 of the Purchase Agreement shall be deemed to include any Common Stock issuable upon conversion of the Redeemable Preferred.

     6. REMOVAL OF PARTY. CMG@Ventures II, LLC shall be removed from Exhibit A of the Purchase Agreement and shall have no rights, and shall have no obligations, under the Purchase Agreement

     7. ADDITION OF PARTIES. The parties hereto acknowledge and agree that, upon execution of a signature page hereto, each of CMG Information Services, Inc. and Saad Nadhir shall be added to Exhibit A to the Purchase Agreement as a Purchaser thereunder and shall have all rights of, and be subject to all conditions and obligations of, a Purchaser under the Purchase Agreement, as amended by this Amendment, with respect to the shares of stock set forth opposite their names on Exhibit A to this Amendment. Without limiting the foregoing, each of CMG Information Services, Inc. and Saad Nadhir represent and warrant that, at and as of the date of this Amendment, the representations and warranties set forth in Article IV of the Purchase Agreement are true and correct with respect to it.

     8. EXHIBIT A. Exhibit A of the Purchase Agreement shall be amended and restated in its entirety as set forth in Exhibit A to this Amendment.

     9. EFFECT OF AMENDMENT. Except as amended as set forth above, the Purchase Agreement shall continue in full force and effect.

     10. COUNTERPARTS. This Amendment may be signed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed one and the same document.

                              [Signature Page Follows]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                            HOLLYWOOD ENTERTAINMENT CORPORATION


                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                 -----------------------------

                                            PURCHASER


                                            ----------------------------------

                                     EXHIBIT A

                               SCHEDULE OF PURCHASERS


                                       No. of Shares
 Name and Address                      of Stock to be     Price Per      Aggregate Purchase Price
 of Purchaser                          Purchased          Share
 Scott Beck                               31,794            $13.50           $     429,219.00
 835 11th Street
 Boulder, CO  80302

 Bowana Foundation                       262,534             13.50               3,544,209.00
 Attn:  Scott Beck
 835 11th Street
 Boulder, CO  80302

 Pearl Street Trust                      852,833             13.50              11,513,245.50
 Attn:  Scott Beck
 835 11th Street
 Boulder, CO  80302


 Saad Nadhir                             131,267             13.50               1,772,104.50
 1973 Keats Court
 Highland Park, IL  60035

 CMG Information Services, Inc.        2,909,918             13.50              39,283,893.00
 Attn:  Andrew J. Hajducky III
 100 Brickstone Square, 1st Floor
 Andover, MA  01810

 Intel Corporation                       262,535             13.50               3,544,222.50
 Attn:  Terri Remillard
 2625 Walsh Avenue, Building 4
 Santa Clara, CA 95052

 Vulcan Ventures Incorporated            525,069             13.50               7,088,431.50
 Attn:  Eric Robison
 110 - 110th Avenue NE
 Suite 500
 Bellevue, WA  98004



 Toby Coppel                               1,850             13.50                        24,975.00
 Allen & Company Incorporated
 711 Fifth Avenue
 New York, NY  10022

 John H. Josephson                         7,400             13.50                        99,900.00
 Allen & Company Incorporated
 711 Fifth Avenue
 New York, NY  10022

 Eran Ashany                               7,400             13.50                        99,900.00
 Allen & Company Incorporated
 711 Fifth Avenue
 New York, NY  10022

 Nancy Peretsman                           7,400             13.50                        99,900.00
 Allen & Company Incorporated
 711 Fifth Avenue
 New York, NY  10022

      TOTALS                           5,000,000                                     $67,500,000.00
